Exhibit 10.32

May 24, 2016

Shell Energy North America (US), L.P.

1000 Main Street, Level 12

Houston, Texas 77002

Attention: Thomas Moffett and Tommy Thach

GSF Energy, L.L.C.

680 Andersen Drive

Foster Plaza 10, 5th Floor

Pittsburg, PA 15220

Dear Sirs:

Re:	Transaction Confirmation dated May 6, 2016 between GSF Energy, LLC and

Shell Energy North America (US), L.P. (the “Transaction Confirmation”)

Reference is made to the Transaction Confirmation defined above. This will confirm that the Sales Meter Numbers referenced in the following section:

“Delivery Point(s):

The Delivery Point shall be Sales Meter Numbers: [***] at the Project.”

shall be amended to read as follows:

“Delivery Point(s):

The Delivery Point shall be Sales Meter Numbers: [***] at the Project.”

Except as expressly amended herein, the Transaction Confirmation shall remain in full force and effect in accordance with its terms.

Please acknowledge your acceptance of and agreement to the foregoing by signing a copy of this letter where indicated below.

ACCEPTED AND AGREED		ACCEPTED AND AGREED
GSF ENERGY L.L.C.		SHELL ENERGY NORTH AMERICA
(US) L.P.

By:	/s/ Martin L. Ryan	By:	/s/ [illegible]
Title:	Vice President	Title:	Vice President
Date:	05/24/2016	Date:	05/25/2016